UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On October 5, 2016, Preferred Apartment Communities, Inc. (the "Company"), Preferred Apartment Communities Operating Partnership, L.P., the Company's operating partnership ("PACOP") and Preferred Apartment Advisors, LLC, the Company's external advisor (the "Advisor"), entered into Amendment No. 1 (the "Amendment") to the Sixth Amended and Restated Management Agreement (the "Management Agreement") between the parties effective as of August 29, 2016 (the "Effective Date"). The Amendment modifies the fee structure under the Management Agreement to include a standard property management fee for owned office properties and leasing fees for office properties that are standard and customary for the leasing of office properties.

Under the Management Agreement, our Manager continues to be responsible for administering our day-to-day business operations, identifying and acquiring targeted real estate investments, overseeing the management of our investments, handling the disposition of our real estate investments, and providing us with our management team and appropriate support personnel.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01    Other Events
On October 5, 2016 the Board of Directors of the Company approved an extension of the Company's current offering of up to 900,000 Units consisting of (a) one share of Series A Redeemable Preferred Stock, $0.01 par value per share, and (b) one warrant to purchase 20 shares of the Company's common stock, $0.01 par value per share, in in a registered, non-traded, public offering on a reasonable best efforts basis (the "$900 Million Offering") from October 11, 2016 to the earlier of: (1) the sale of all Units in the $900 Million Offering; (2) the effectiveness of the Company's registration statement on Form S-3 (File No. 333-211924) for a follow-on offering of up to 2,000,000 Units; and (3) April 7, 20 17. For further information on the $900 Million Offering, see the Company's registration statement (File No. 333-183355) and the related prospectus and prospectus supplements filed with the Securities and Exchange Commission available at www.sec.gov.
Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

10.1
Amendment No. 1 to the Sixth Amended and Restated Management Agreement, effective as of August 29, 2016, and entered into as of October 5, 2016 among Preferred Apartment Communities, Inc., Preferred Apartment Communities Operating Partnership, L.P. and Preferred Apartment Advisors, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: October 5, 2016	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Secretary